UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 30, 2020

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4747 Bethesda Avenue Bethesda MD Suite 200	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600
Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	JBGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 30, 2020, JBG SMITH Properties (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected 11 trustees to the Board to serve until the Company’s 2021 annual meeting of shareholders, (ii) approved, on a non-binding advisory basis, the compensation of the named executive officers, and (iii) ratified the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 13, 2020. The final voting results for each proposal are set forth below.

Proposal 1: Election of Trustees

At the Annual Meeting, shareholders elected 11 trustees to the Board to serve until the 2021 annual meeting of shareholders and until their respective successors have been duly elected and qualified. The table below sets forth the voting results for each trustee nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Scott A. Estes	120,134,932	1,301,302	40,463	3,784,855
Alan S. Forman	116,935,124	4,503,530	38,043	3,784,855
Michael J. Glosserman	110,457,663	10,977,070	41,964	3,784,855
Charles E. Haldeman Jr.	119,435,139	2,000,464	41,094	3,784,855
W. Matthew Kelly	119,079,816	2,356,823	40,058	3,784,855
Alisa M. Mall	120,828,550	608,618	39,529	3,784,855
Carol A. Melton	119,444,935	1,992,616	39,146	3,784,855
William J. Mulrow	120,331,450	1,105,392	39,855	3,784,855
Steven Roth	80,973,569	40,466,757	36,371	3,784,855
Ellen Shuman	119,351,130	2,087,878	37,689	3,784,855
Robert A. Stewart	113,314,427	8,119,969	42,301	3,784,855

Proposal 2: Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders voted affirmatively on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,600,877	7,774,045	101,775	3,784,855

Proposal 3: Ratification of the Appointment of Deloitte as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
125,069,742	145,768	46,042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Corporate Secretary

May 5, 2020